Exhibit 10.15

KR-478374 (OP.37423) THIRD ADDENDUM TO THE FINANCIAL LEASE ENTERED INTO BY AND BETWEEN, ON THE ONE HAND, SCOTIABANK PERU S.A.A., AND, ON THE OTHER HAND, ONCOSALUD S.A.C.

[signature]

Digitally signed document. See authenticity at https://iofesign.eom/#/verificar Code a077c61902d8

This notarial certificate is issued in accordance with the provisions of Articles 24 and 28 of Legislative Decree No. 1049 - Legislative Decree of Notaries, in accordance with the regulations of the law on digital signatures and certificates and its regulations approved by Supreme Decree No. 052-2008-PCM.

This notarized document in digital format contains the copy of the Public Deed, the verification of which is available through the QR code of the verification link provided.

[logo:] NOTARY PAINO 08/25/2022 1:49 PM Digitally Certified Document JOSÉ ALFREDO PAINO SCARPATI

NUMBER: TWELVE THOUSAND EIGHT HUNDRED EIGHTY-SEVEN

MINUTES: TWELVE THOUSAND SIX HUNDRED FORTY-SEVEN

KR-478374

(OP.37423)

THIRD ADDENDUM TO THE FINANCIAL LEASE

ENTERED INTO BY AND BETWEEN, ON THE ONE HAND, SCOTIABANK

PERU S.A.A., AND, ON THE OTHER HAND, ONCOSALUD S.A.C.

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INTRODUCTION:

IN THE CITY OF LIMA ON JULY THIRTEEN (13). TWO THOUSAND TWENTY-ONE (2021), BEFORE ME, ALFREDO PAINO SCARPATI, NOTARY OF LIMA.

[signature]	APPEAR:

MR. PAULO ANDRE CARRILLO CLAVIJO, WHO STATES THAT HE IS OF PERUVIAN NATIONALITY, MARITAL STATUS: SINGLE, PROFESSION OR OCCUPATION: CIVIL SERVANT, AND RESIDES IN THIS CITY, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 44920189.

MR. GIANCARLO EDUARDO CARREÑO RUIZ, WHO STATES THAT HE IS OF PERUVIAN NATIONALITY, MARITAL STATUS: DIVORCED, PROFESSION OR OCCUPATION: CIVIL SERVANT, AND RESIDES IN THIS CITY, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 40208310.

WHO IN THIS ACT DECLARE TO PROCEED IN THE NAME AND ON BEHALF OF SCOTIABANK PERU S.A.A., REGARDING WHICH, IN ACCORDANCE WITH THE PROVISIONS OF THE FIRST PARAGRAPH OF ARTICLE 9 OF LEGISLATIVE DECREE NUMBER 1372, THEY HAVE COMPLIED WITH THE VERIFICATION IN THE SUNAT (Superintendencia Nacional de Aduanas y de Administración Tributaria [National Superintendency of Customs and Tax Administration]) SYSTEM THAT THIS HAS SUBMITTED THE FINAL BENEFICIARY STATEMENT, WITH UNIQUE TAXPAYER REGISTRY NUMBER 20100043140, AVENIDA CANAVAL Y MOREYRA NUMERO 522, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA, AND DECLARE TO BE DULY EMPOWERED ACCORDING TO THE POWERS REGISTERED IN RECORD NUMBER 11008578 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

MR. JESUS ANTONIO ZAMORA LEON, WHO CLAIMS TO BE OF PERUVIAN NATIONALITY, MARITAL STATUS: MARRIED, PROFESSION OR OCCUPATION: BUSINESSMAN, AND RESIDES IN THIS CAPITAL, DULY IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NUMBER: 06505966. WHO IN THIS ACT DECLARE TO PROCEED IN THE NAME AND ON BEHALF OF ONCOSALUD S.A.C., REGARDING WHICH, IN ACCORDANCE WITH THE PROVISIONS OF THE FIRST PARAGRAPH OF ARTICLE 9 OF LEGISLATIVE DECREE NUMBER 1372, IT HAS BEEN VERIFIED IN THE SUNAT SYSTEM THAT IT HAS SUBMITTED THE FINAL BENEFICIARY STATEMENT, WITH UNIQUE TAXPAYER REGISTRY NUMBER: 20101039910, ADDRESS AT AVENIDA REPUBLICA DE PANAMA NUMBER 3461, INTERIOR 14, DISTRICT OF SAN ISIDRO, PROVINCE AND DEPARTMENT OF LIMA; AND WHO CLAIMS TO BE DULY EMPOWERED ACCORDING TO THE POWERS OF ATTORNEY REGISTERED IN ELECTRONIC ENTRY NUMBER 00558907 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA.

I ATTEST TO HAVING IDENTIFIED THE APPEARING PARTIES WHO COME WITH THE CAPACITY, FREEDOM AND SUFFICIENT KNOWLEDGE OF THE ACT OF WHICH THEY ARE A PART AND THAT THEY ARE SKILLED IN THE SPANISH LANGUAGE; AND HAVE ALSO, PERFORMED BIOMETRIC COMPARISON OF FINGERPRINTS AND ONLINE CONSULTATION OF RENIEC, COMPLYING WITH THE PROVISIONS OF PARAGRAPH D) OF ARTICLE 54, AND ARTICLE 55 OF LEGISLATIVE DECREE NO. 1049 OF THE NOTARY ACT, AMENDED BY LEGISLATIVE DECREES NO. 1350 AND NO. 1232, RESPECTIVELY, SENDING THE MINUTES TO PUBLIC DEED THAT ARE SIGNED AND AUTHORIZED AS WELL AS FILED IN THEIR RESPECTIVE FILE, AND WHICH STATE THE FOLLOWING:

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MINUTES:

NOTARY PUBLIC:

PLEASE ISSUE IN YOUR PUBLIC DEEDS RECORD ONE IN WHICH CONSTITUTES THE THIRD ADDENDUM TO THE FINANCIAL LEASE AGREEMENT (HEREINAFTER, THE “ADDENDUM”), WHICH IS ENTERED INTO BY SCOTIABANK PERU S.A.A. WITH R.U.C. NO. 20100043140, DULY REPRESENTED BY GIANCARLO CARREÑO RUIZ, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NO. 40208310 AND PAULO ANDRE CARRILLO CLAVIJO, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NO. 44920189, ACCORDING TO POWERS OF ATTORNEY THAT ARE REGISTERED IN ENTRY NO. 11008578 OF THE REGISTRY OF LEGAL ENTITIES OF LIMA, HEREINAFTER REFERRED TO AS THE LESSOR; AND, ON THE OTHER HAND, ONCOSALUD SAC WITH R.U.C. NO. 20101039910, DULY REPRESENTED BY JESUS ANTONIO ZAMORA LEON, IDENTIFIED WITH NATIONAL IDENTITY DOCUMENT NO. 06505966, ACCORDING TO POWERS OF ATTORNEY THAT ARE REGISTERED IN ENTRY NO. 00558907 OF THE COMPANY BOOK OF THE REGISTRY OF LEGAL ENTITIES OF LIMA, HEREINAFTER REFERRED TO AS THE LESSEE, UNDER THE FOLLOWING TERMS AND CONDITIONS:

HEREINAFTER, THE LESSOR AND THE LESSEE WILL BE JOINTLY REFERRED TO AS THE “PARTIES”.

THIS ADDENDUM IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH BELOW:

[signature]	FIRST: BACKGROUND

1.1 BY AGREEMENT DATED FEBRUARY 3 (THREE), 2020 (TWO THOUSAND TWENTY), A PUBLIC DEED WAS NOTARIZED BEFORE THE NOTARY PUBLIC OF LIMA, DR. ALFREDO PAINO SCARPATI, THE PARTIES ENTERED INTO FINANCIAL LEASE AGREEMENT NO. 0000037423 (THE “FINANCIAL LEASE AGREEMENT”).

1.2 BY ADDENDUM DATED FEBRUARY 14 (FOURTEEN), 2020 (TWO THOUSAND TWENTY), ISSUED IN A PUBLIC DEED ON THE SAME DATE, THE PARTIES ENTERED INTO THE FIRST ADDENDUM TO THE FINANCIAL LEASE AGREEMENT BY WHICH ADDITIONAL DEFAULT EVENTS WERE INCLUDED.

1.3 BY ADDENDUM DATED MARCH 30 (THIRTY), 2021 (TWO THOUSAND TWENTY-ONE), THE PARTIES ENTERED INTO THE SECOND ADDENDUM TO THE FINANCIAL LEASE AGREEMENT BY WHICH ADDITIONAL DEFAULT EVENTS WERE INCLUDED.

1.4 DATED NOVEMBER 20 (TWENTY), 2020 (TWO THOUSAND TWENTY), AUNA S.A.A., DIRECT CONTROLLING SHAREHOLDER OF THE LESSEE, SIGNED A INDENTURE (THE “ISSUANCE AGREEMENT”) DOCUMENT BY VIRTUE OF WHICH IT ISSUED BONDS IN THE INTERNATIONAL MARKET UP TO THE SUM OF USD 300,000,000.00 (THREE HUNDRED MILLION AND 00/100 US DOLLARS), REFERRED TO 6.500% (SIX POINT FIVE HUNDRED PERCENT) SENIOR NOTES DUE IN 2025 (TWO THOUSAND TWENTY-FIVE) (THE “BONDS”), IN WHICH THE LESSEE PARTICIPATED AS GUARANTOR.

1.5 IT IS THE INTENTION OF THE PARTIES, BY MEANS OF THIS ADDENDUM, TO AMEND THE FINANCIAL LEASE AGREEMENT SO THAT IT REFLECTS CERTAIN TERMS AND CONDITIONS CONTEMPLATED IN THE ISSUANCE AGREEMENT.

SECOND: PURPOSE

BY MEANS OF THIS ADDENDUM, THE PARTIES AGREE TO AMEND THE FINANCIAL LEASE AGREEMENT ACCORDING TO THE TERMS AND CONDITIONS INDICATED IN THE THIRD CLAUSE BELOW, IN ORDER TO REFLECT CERTAIN TERMS AND CONDITIONS CONTEMPLATED IN THE ISSUANCE AGREEMENT.

THIRD: AMENDMENTS TO THE FINANCIAL LEASE AGREEMENT

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3.1 THROUGH THE ADDENDUM, THE PARTIES EXPRESSLY AGREE TO AMEND AND INCORPORATE THE FOLLOWING CLAUSES INTO THE FINANCIAL LEASE AGREEMENT:

(I) INCLUDE LETTER D) AND E) WITHIN THE OBLIGATIONS OF ANNEX III OF THE FINANCIAL LEASE AGREEMENT:

OBLIGATIONS TO DO:

(. . .)

D) “REFRAIN AND HAVE AUNA OR ANY OF ITS RESTRICTED SUBSIDIARIES TO REFRAIN FROM INCURRING NEW INDEBTEDNESS, UNLESS: (I) IT IS INDEBTEDNESS PERMITTED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.1.(D).(II) OF THE ISSUANCE AGREEMENT AND WHOSE DEFINITION IS FOUND IN ANNEX XII OR (II) AUNA IS STILL COMPLYING WITH THE “NET LEVERAGE RATIO” AND THE “INTEREST COVERAGE RATIO” IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.1.(D).(I) OF THE ISSUANCE AGREEMENT AND WHOSE DEFINITIONS ARE FOUND IN ANNEX XII AND IT IS NOT CONSTITUTED OR HAS CONSTITUTED A DEFAULT EVENT.

IT IS ESTABLISHED THAT IN THE EVENT THAT THE ISSUANCE AGREEMENT IS RENDERED NULL AND VOID FOR ANY REASON, IT SHOULD BE UNDERSTOOD THAT SECTION (I) IS RENDERED NULL AND VOID AND SECTION (II) ABOVE IS AUTOMATICALLY REPLACED BY THE FOLLOWING RATIOS, WITHOUT THE NEED FOR AGREEMENT OR COMMUNICATION BETWEEN THE PARTIES:

[signature]	I. “CONSOLIDATED LEVERAGE RATIO” OR “NET LEVERAGE RATIO” IS (I) LESS THAN OR EQUAL TO 5.00X BETWEEN DECEMBER 1 (ONE), 2020 (TWO THOUSAND TWENTY) AND DECEMBER 1 (ONE) 2021 (TWO THOUSAND TWENTY-ONE), (II) LESS THAN OR EQUAL TO 4.50X, BETWEEN DECEMBER 1 (ONE) 2021 (TWO THOUSAND TWENTY-ONE), AND DECEMBER 1 (ONE), 2022 (TWO THOUSAND TWENTY-TWO), (II) LESS THAN OR EQUAL TO 4.25X, BETWEEN DECEMBER 1 (ONE), 2022 (TWO THOUSAND TWENTY-TWO) AND DECEMBER 1 (ONE), 2023 (TWO THOUSAND TWENTY-THREE), AND (III) LESS THAN OR EQUAL TO 3.75X, BETWEEN DECEMBER 1 (ONE), 2023 (TWO THOUSAND TWENTY-THREE), HEREAFTER.

II. “CONSOLIDATED INTEREST COVERAGE RATIO” OR “INTEREST COVERAGE RATIO” GREATER THAN OR EQUAL TO 2.25X.”

E) “NOTIFY THE LESSOR OF ANY AMENDMENT, ACCELERATION, OR TERMINATION OF THE ISSUANCE AGREEMENT”

(II) AMEND SUBPARAGRAPH (B) OF THE “OBLIGATIONS TO DO” SECTION OF ANNEX III OF THE FINANCIAL LEASE AGREEMENT, IN ORDER TO INCORPORATE A FIFTH AND FINAL PARAGRAPH OF THE AFOREMENTIONED SUBPARAGRAPH, THE TEXT OF WHICH WILL BE AS FOLLOWS:

“IN ADDITION, TOGETHER WITH THE DELIVERY OF THE FINANCIAL STATEMENTS REFERRED TO IN THIS PARAGRAPH (B), THE LESSEE WILL DELIVER TO THE LESSOR, FOR INFORMATIONAL PURPOSES ONLY, A REPORT WITH THE CALCULATION OF THE “NET LEVERAGE RATIO” AND THE “INTEREST COVERAGE RATIO” WHOSE DEFINITIONS ARE FOUND IN ANNEX XII.”

(III) AMEND THE FINANCIAL OBLIGATIONS OF ANNEX III OF THE FINANCIAL LEASE AGREEMENT, WHICH WILL BE DRAFTED IN ACCORDANCE WITH THE FOLLOWING:

“FINANCIAL OBLIGATIONS:

THE LESSEE MUST MAINTAIN DURING THE TERM OF THE FINANCIAL LEASE THE FOLLOWING FINANCIAL OBLIGATIONS, WHICH SHALL BE MEASURED QUARTERLY ON THE BASIS OF THE CONSOLIDATED FINANCIAL STATEMENTS OF AUNA S.A.A. (“AUNA”), AT THE CLOSE OF EACH QUARTER (WHICH WILL BE MARCH 31, JUNE 30, SEPTEMBER 30, AND DECEMBER 31 OF EACH YEAR, EACH INDIVIDUALLY REFERRED TO AS A “QUARTERLY MEASUREMENT DATE” AND COLLECTIVELY AS “QUARTERLY MEASUREMENT DATES”), AS APPLICABLE:

A) MAINTAIN A “CONSOLIDATED DEBT SERVICE COVERAGE INDEX” GREATER THAN OR EQUAL TO 1.20X.

THE CONSOLIDATED ADJUSTED EBITDA TO BE CONSIDERED FOR CALCULATING FINANCIAL SAFEGUARDS MUST BE, FOR EACH QUARTERLY MEASUREMENT DATE, THE CUMULATIVE OF THE TWELVE (12) MONTHS PRIOR TO SAID QUARTERLY MEASUREMENT DATE.

FINANCIAL RECEIPTS MUST BE MEASURED AT EACH QUARTERLY MEASUREMENT DATE, AND THE CORRESPONDING CALCULATIONS MUST BE DETAILED AND COMMUNICATED TO THE LESSOR, ACCOMPANIED BY THE CERTIFICATES OF COMPLIANCE.

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DEFINITIONS TO BE USED FOR FINANCIAL SAFEGUARD MEASUREMENTS ARE DETAILED IN THE ANNEX OF DEFINITIONS FOR FINANCIAL OBLIGATIONS. THE TERMS THAT ARE NOT DEFINED IN THIS ANNEX III OR IN THE ANNEX OF DEFINITIONS FOR FINANCIAL OBLIGATIONS, SHALL HAVE THE MEANING GIVEN TO THEM IN THE FIRST CLAUSE OF THE FINANCIAL LEASE AGREEMENT.”

(IV) AMEND ANNEX XII - DEFINITIONS FOR THE FINANCIAL OBLIGATIONS OF THE FINANCIAL LEASE AGREEMENT IN ITS ENTIRETY, WHICH SHALL BE DRAFTED IN ACCORDANCE WITH THE PROVISIONS OF ANNEX A OF THIS DOCUMENT. SAID ANNEX MAY BE REPLACED UPON AGREEMENT BETWEEN THE PARTIES.

FOURTH: EFFICACY OF AMENDMENTS PROVIDED FOR IN THE ADDENDUM

THE PARTIES POINT OUT THAT THE OBLIGATIONS AND RATIOS ESTABLISHED IN ANNEX III BY MEANS OF THIS ADDENDUM SHALL APPLY FROM THE DATE IT IS SIGNED AND THEREAFTER.

FIFTH: DISPUTE RESOLUTION

THE PARTIES AGREE THAT ANY CONFLICT OR DISPUTE ARISING IN RELATION TO THE VALIDITY, EFFECT, ENFORCEABILITY, COMPLIANCE OR, IN GENERAL, OF THIS ADDENDUM SHALL BE RESOLVED IN ACCORDANCE WITH SECTION 29.7 OF CLAUSE TWENTY-NINE OF THE FINANCIAL LEASE AGREEMENT.

SIXTH: RATIFICATION

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THE PARTIES RATIFY EACH AND EVERY ONE OF THE TERMS AND CONDITIONS OF THE FINANCIAL LEASE AGREEMENT, IN EVERYTHING SO LONG AS IT HAS NOT BEEN EXPRESSLY AMENDED BY THIS DOCUMENT AND/OR IS CONTRARY TO THE CONTENT OR SCOPE THEREOF.

PLEASE ADD, NOTARY PUBLIC, THE OTHER CLAUSES OF LAW, ISSUING A TESTIMONY FOR EACH OF THE PARTIES INVOLVED IN THIS ADDENDUM, AND PLEASE SUBMIT THE RESPECTIVE PARTIES FOR REGISTRATION IN THE CORRESPONDING PUBLIC RECORDS.

LIMA, JUNE 30 (THIRTY), 2021 (TWO THOUSAND TWENTY-ONE)

BELOW THREE ILLEGIBLE SIGNATURES.

THESE MINUTES HAVE BEEN AUTHORIZED BY DR. JULISA DEL CARMEN VASQUEZ PASACHE, LAWYER, REGISTERED IN THE LIMA BAR ASSOCIATION WITH THE NUMBER: 58641.- AN ILLEGIBLE SIGNATURE.

INSERT.

ANNEX A

ANNEX XII - DEFINITIONS OF FINANCIAL OBLIGATIONS

“AUNA”: REFERS TO AUNA S.A.A., PARENT COMPANY THAT CONSOLIDATES ALL OPERATIONS OF THE AUNA GROUP AND THAT ALSO MAINTAINS DIRECT CONTROL OVER THE RESTRICTED SUBSIDIARIES.

“CONSOLIDATED AMORTIZATIONS” MEANS, FOR ANY PERIOD, FOR AUNA AND ITS RESTRICTED SUBSIDIARIES ON A CONSOLIDATED BASIS, THE SUM OF (A) ALL SCHEDULED PAYMENTS OF PRINCIPAL FROM AUNA AND ITS RESTRICTED SUBSIDIARIES IN CONNECTION WITH LOANS, IN RELATION TO THE PAYMENT OF THE DEFERRED PRICE FOR THE PURCHASE OF ASSETS, WITH INDEBTEDNESS (ACCORDING TO THE TERM “INDEBTEDNESS” DEFINED IN THE ISSUANCE AGREEMENT) FOR THE ACQUISITION OF ASSETS, WITH DIRECT FINANCIAL OBLIGATIONS UNDER LETTERS OF CREDIT (COMMERCIAL OR STAND BY) AND LETTERS OF DEPOSIT AND (B) THE PORTION REPRESENTING A REPAYMENT OF PRINCIPAL OF AUNA AND ITS RESTRICTED SUBSIDIARIES DURING SAID PERIOD UNDER FINANCIAL LEASES.

“CONSOLIDATED EBITDA” OR “CONSOLIDATED ADJUSTED EBITDA” MEANS, WITH RESPECT TO ANY PERSON FOR ANY PERIOD, THE CONSOLIDATED NET PROFIT OF SAID PERSON FOR SAID PERIOD:

(1) PLUS (WITHOUT DUPLICATION) THE FOLLOWING AT THE END THAT HAVE BEEN DEDUCTED WHEN CALCULATING SAID CONSOLIDATED NET PROFIT:

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(A) CONSOLIDATED INTEREST EXPENSE; AND

(B) CONSOLIDATED INCOME TAX; AND

(C) CONSOLIDATED DEPRECIATION AND AMORTIZATION EXPENSES; AND

(D) ANY NET LOSS RESULTING IN SAID PERIOD OF GAINS OR LOSSES DUE TO CURRENCY CONVERSION; AND

(E) ALL FEES, COSTS, AND EXPENSES INCURRED IN CONNECTION WITH THE OFFER OF THE BONDS AS PROVIDED FOR IN THE “USE OF PROCEEDS” SECTION OF THE ISSUANCE AGREEMENT; AND

(F) OTHER NON-MONETARY CHARGES THAT REDUCE CONSOLIDATED NET PROFIT, INCLUDING CANCELLATIONS OR AMORTIZATIONS (EXCLUDING ANY NON-MONETARY CHARGES TO THE EXTENT THAT IT REPRESENTS AN ACCRUAL OR RESERVE FOR CASH CHARGES IN ANY FUTURE PERIOD OR THE AMORTIZATION OF A PREPAID CASH EXPENSE THAT WAS CAPITALIZED AT THE TIME OF PAYMENT) AND NON-MONETARY COMPENSATION EXPENSES RECORDED BY THE GRANTING OF STOCK APPRECIATION RIGHTS OR SIMILAR RIGHTS, STOCK OPTIONS, RESTRICTED STOCK, OR OTHER RIGHTS TO CIVIL SERVANTS, DIRECTORS, OR EMPLOYEES; AND

(G) PRE-OPERATIONAL EXPENSES FOR PROJECTS IN CONSTRUCTION AND BUSINESS DEVELOPMENT EXPENSES FOR NEW PROJECTS; AND

(H) CHANGE IN THE FAIR VALUE OF THE ASSETS HELD FOR SALE AND LOSS ON THE SALE OF INVESTMENTS IN ASSOCIATES; AND

[signature]	(2) LESS (WITHOUT DUPLICATION) THE NON-MONETARY ITEMS THAT INCREASE THE CONSOLIDATED NET PROFIT OF SAID PERSON FOR SAID PERIOD (INCLUDING ANY RESULTING NET PROFIT IN SAID PERIOD OF GAINS OR LOSSES FROM CURRENCY CONVERSION, AND EXCLUDING ANY ITEM REPRESENTING THE REVERSAL OF ANY ACCUMULATION OR RESERVE OF ANTICIPATED CASH CHARGES THAT HAVE REDUCED THE CONSOLIDATED ADJUSTED EBITDA FOR CONSOLIDATED INTEREST EXPENSE IN ANY PRIOR PERIOD).

NOTWITHSTANDING THE FOREGOING, CLAUSES (1) (B) TO (H) RELATING TO THE AMOUNTS OF A RESTRICTED SUBSIDIARY OF A PERSON SHALL BE ADDED TO THE CONSOLIDATED NET PROFIT TO CALCULATE THE CONSOLIDATED ADJUSTED EBITDA OF SAID PERSON ONLY TO THE EXTENT (AND IN THE SAME PROPORTION) THAT THE NET PROFIT (LOSS) OF SAID RESTRICTED SUBSIDIARY WAS INCLUDED IN THE CALCULATION OF THE CONSOLIDATED NET PROFIT OF SAID PERSON AND, TO THE EXTENT THAT THE AMOUNTS SET FORTH IN CLAUSES (1) (B) TO (H) EXCEED THOSE NECESSARY TO OFFSET A NET LOSS OF SAID RESTRICTED SUBSIDIARY OR IF SAID RESTRICTED SUBSIDIARY HAS A NET PROFIT FOR SAID PERIOD INCLUDED IN THE CONSOLIDATED NET PROFIT, ONLY IF ON THE DATE OF DETERMINING THE DISTRIBUTION OF THE CORRESPONDING AMOUNT AS A DIVIDEND OR DISTRIBUTION TO AUNA BY SAID RESTRICTED SUBSIDIARY HAD BEEN PERMITTED WITHOUT PRIOR APPROVAL (WHICH HAS NOT BEEN OBTAINED), IN ACCORDANCE WITH THE TERMS OF ITS BYLAWS AND ALL AGREEMENTS, INSTRUMENTS, JUDGMENTS, DECREES, ORDERS, BYLAWS, RULES, AND REGULATIONS APPLICABLE TO THAT RESTRICTED SUBSIDIARY OR ITS SHAREHOLDERS.

“INDEBTEDNESS”. MEANS WITH REGARD TO ANY PERSON OR ENTITY AND ON ANY DATE (WITHOUT DUPLICATION):

(1) THE PRINCIPAL OR PREMIUM (IF ANY) OF LOANS

(2) THE PRINCIPAL OR PREMIUM (IF ANY) OF BONDS, PROMISSORY NOTES, OR SIMILAR

(3) ALL OBLIGATIONS ARISING FROM LETTERS OF CREDIT OR SIMILAR

(4) ALL OBLIGATIONS ARISING FROM DEFERRED PROPERTY PURCHASES (INCLUDING FUTURE PAYMENTS),

(5) OBLIGATIONS RELATED TO FINANCIAL LEASES OR CAPITALIZED LEASE OBLIGATIONS (AS THIS TERM IS DEFINED IN THE ISSUANCE AGREEMENT) AND ALL ATTRIBUTABLE DEBT (AS THIS TERM IS DEFINED IN THE ISSUANCE AGREEMENT).

(6) THE PRINCIPAL OR PREFERRED SETTLEMENT COMPONENT OF ALL OBLIGATIONS RELATED TO REDEMPTION, REPAYMENT, OR OTHER ACQUISITIONS OF DISQUALIFIED SHARES (AS THIS TERM IS DEFINED IN THE ISSUANCE AGREEMENT) OR, IF IT IS A SUBSIDIARY THAT IS NOT A JOINT GUARANTOR OF THE BONDS, ANY PREFERRED SHARE (BUT EXCLUDING, IN EACH CASE, THE ACCRUED DIVIDENDS)

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(7) ANY INDEBTEDNESS OF THIRD PARTIES THAT IS SECURED BY A LIEN OR ANY ASSET OF THE PERSON, REGARDLESS OF WHETHER SAID INDEBTEDNESS IS ASSUMED BY THE PERSON IN QUESTION PROVIDED THAT: THE VALUE OF SAID INDEBTEDNESS IS LESS THAN (A) THE FAIR MARKET VALUE (AS THIS TERM IS DEFINED IN THE ISSUANCE AGREEMENT) OF SAID ASSET AT THE DATE OF MEASUREMENT OR (B) THE AMOUNT OF INDEBTEDNESS OF SAID THIRD PARTIES (8) THE PRINCIPAL OF ANY THIRD PARTY INDEBTEDNESS THAT IS GUARANTEED BY SAID PERSON (REGARDLESS OF WHETHER OR NOT THEY APPEAR ON THE BALANCE SHEET OF THE BORROWER OR THE GUARANTOR)

(9) ALL LIABILITIES RECORDED IN SAID PERSON’S BALANCE SHEET RELATED TO ANY SALE OR OTHER DISPOSITIONS OF RECEIVABLES AND RELATED ASSETS (EXCLUDING FACTORING, DISCOUNTS, OR OTHER RELATED TRANSACTIONS THAT ARE WITHIN THE NORMAL COURSE OF BUSINESS AND WITHOUT RECOURSE ON THE PERSON’S ASSETS)

(10) TO THE EXTENT THAT IT HAS NOT BEEN INCLUDED IN THIS DEFINITION, THE NET OBLIGATIONS OF THE PERSON RELATED TO COVERAGE OBLIGATIONS (AS THIS TERM IS DEFINED IN THE ISSUANCE AGREEMENT) (THE AMOUNT TO BE CONSIDERED AT ANY TIME WILL BE EQUAL TO THE TERMINATION VALUE OF SAID AGREEMENT THAT GAVE RISE TO THE COVERAGE OBLIGATION)

[signature]	“NET FINANCIAL EXPENSES” MEANS, FOR ANY PERIOD, FOR AUNA AND ITS RESTRICTED SUBSIDIARIES, IN A CONSOLIDATED MANNER, THE SUM OF (A) ALL INTEREST, PREMIUM PAYMENT, DEBT DISCOUNTS, COMMISSIONS, CHARGES, AND RELATED EXPENSES OF AUNA AND ITS RESTRICTED SUBSIDIARIES IN RELATION TO LOANS OBTAINED (INCLUDING CAPITALIZED INTEREST), INDIRECT CREDITS (INCLUDING BONDS, LETTERS OF CREDIT AND GUARANTEES), OTHER FINANCIAL PRODUCTS, AND/OR IN RELATION TO THE PAYMENT OF THE DEFERRED PRICE FOR THE PURCHASE OF ASSETS, IN EACH CASE TO THE EXTENT THAT SAID ITEMS ARE TREATED AS FINANCIAL EXPENSES UNDER THE IFRS AND (B) THE PORTION OF RENTAL EXPENSES OF AUNA AND ITS RESTRICTED SUBSIDIARIES DURING SAID PERIOD UNDER FINANCIAL LEASES THAT, IN ACCORDANCE WITH THE IFRS, TREATED AS FINANCIAL EXPENSES, LESS (C) FINANCIAL INCOME, ACCORDING TO THE CORRESPONDING FINANCIAL STATEMENTS.

“CONSOLIDATED DEBT SERVICE COVERAGE INDEX”: MEANS, ON ANY CALCULATION DATE, THE PRODUCT OF DIVIDING (A) THE CONSOLIDATED ADJUSTED EBITDA FOR THE MEASUREMENT PERIOD ENDING ON THAT DATE (AND IF THAT DATE IS NOT THE LAST DAY OF A FISCAL QUARTER OF AUNA, THE MEASUREMENT PERIOD ENDED IN THE FISCAL QUARTER OF AUNA THAT IS CLOSEST TO THAT DATE) (FOR THE PURPOSES OF THIS DEFINITION, THE “REFERENCE PERIOD”) BETWEEN (B) THE SUM OF (I) NET FINANCIAL EXPENSES FOR THE MEASUREMENT PERIOD OR THE REFERENCE PERIOD (X) PLUS THE FINANCIAL INCOME ACCORDING TO THE CORRESPONDING FINANCIAL STATEMENTS, LESS (Y) IN THE EVENT OF DEBT REFINANCING, THE AMOUNT RESULTING FROM REVERSING THE DEFERRAL OF COMMISSIONS AND EXPENSES INCURRED IN OBTAINING THE DEBT BEING REFINANCED, AND LESS (Z) FEES ASSOCIATED WITH INDIRECT CREDITS (INCLUDING BOND LETTERS, LETTERS OF CREDIT, AND GUARANTEES) AND OTHER FINANCIAL PRODUCTS), AS APPLICABLE, PLUS (II) THE CONSOLIDATED AMORTIZATIONS FOR THE TWELVE (12) MONTHS FOLLOWING THE QUARTERLY MEASUREMENT DATE.

“RESTRICTED SUBSIDIARIES” MEANS ALL SUBSIDIARIES OF AUNA TO THE EXTENT THAT THEY HAVE NOT BEEN DESIGNATED AS “UNRESTRICTED SUBSIDIARIES” IN ACCORDANCE WITH THE TERMS THAT ARE PROVIDED FOR THIS PURPOSE IN THE ISSUANCE AGREEMENT. AS OF THE DATE HEREOF, ONLY TRECCA S.A.C. CONSORTIUM HAS BEEN DESIGNATED AS AN “UNRESTRICTED SUBSIDIARY” SO IT WILL NOT BE CONSIDERED WITHIN THE CONCEPT OF RESTRICTED SUBSIDIARIES.

“CONSOLIDATED NET PROFIT” MEANS, FOR ANY PERIOD, THE NET PROFIT (LOSS) OF AUNA AND ITS RESTRICTED SUBSIDIARIES DETERMINED ON A CONSOLIDATED BASIS IN ACCORDANCE WITH THE IFRS; PROVIDED THAT THEY ARE NOT INCLUDED IN SAID CONSOLIDATED NET PROFIT AFTER TAXES:

(1) ANY NET INCOME (LOSS) OF ANY PERSON IF SAID PERSON IS NOT A RESTRICTED SUBSIDIARY OR IF ACCOUNTED FOR BY THE CAPITAL ACCOUNTING METHOD, EXCEPT THOSE:

(A) SUBJECT TO THE LIMITATIONS CONTAINED IN CLAUSES (3) TO (6) BELOW, THE SHARE OF AUNA IN THE CAPITAL OF SAID PERSON DURING SAID PERIOD SHALL BE INCLUDED IN SAID CONSOLIDATED NET PROFIT UP TO THE TOTAL AMOUNT OF CASH ACTUALLY DISTRIBUTED BY SAID PERSON DURING SAID PERIOD TO AUNA OR TO A RESTRICTED SUBSIDIARY AS A DIVIDEND OR OTHER DISTRIBUTION (SUBJECT, IN THE CASE OF DIVIDEND OR OTHER DISTRIBUTION TO A RESTRICTED SUBSIDIARY, TO THE LIMITATIONS CONTAINED IN CLAUSE (2) BELOW); AND

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(B) THE CAPITAL OF AUNA IN A NET LOSS OF SAID PERSON (OTHER THAN A RESTRICTED SUBSIDIARY) FOR SAID PERIOD WILL BE INCLUDED IN DETERMINING SAID CONSOLIDATED NET PROFIT TO THE EXTENT THAT SAID LOSS HAS BEEN FINANCED WITH CASH FROM AUNA OR A RESTRICTED SUBSIDIARY;

(2) ANY PROFIT OR LOSS (LESS ALL FEES AND EXPENSES RELATED THERETO) FROM SALES OR OTHER PROVISIONS OF ANY ASSETS OF AUNA OR OF SAID RESTRICTED SUBSIDIARY, OTHER THAN IN THE ORDINARY COURSE OF BUSINESS, AS DETERMINED IN GOOD FAITH BY THE BOARD OF DIRECTORS OF AUNA;

(3) ANY INCOME OR LOSS DUE TO THE EARLY TERMINATION OF “INDEBTEDNESS” AND “HEDGING OBLIGATIONS” (AS THESE TERMS ARE DEFINED IN THE ISSUANCE AGREEMENT) OR OTHER DERIVATIVE INSTRUMENTS;

(4) ANY EXTRAORDINARY PROFIT OR LOSS; AND

(5) THE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLES.” BELOW THREE ILLEGIBLE SIGNATURES

CONCLUSION.

THIS DEED BEGINS ON THE PAGE OF SERIES NUMBER 11589592 AND ENDS ON THE PAGE OF SERIES NUMBER 11589596 REVERSE SIDE.

HAVING FORMALIZED THE INSTRUMENT, AND IN ACCORDANCE WITH ARTICLE 27 OF LEGISLATIVE DECREE NUMBER 1049, NOTARY ACT, I HEREBY STATE FOR THE RECORD THAT THE INTERESTED PARTIES WERE INFORMED OF ITS LEGAL EFFECTS; THE APPEARING PARTIES READ IT, AFTER WHICH THEY AFFIRMED AND RATIFIED IT IN TERMS OF ITS CONTENT, SIGN IT, DECLARING THAT IT IS A VALID AND TRUE ACT, AND ALSO STATE TO KNOWN THE BACKGROUND AND/OR TITLES GIVING RISE TO THIS INSTRUMENT, AND RECOGNIZING THE SIGNATURES OF THE ORIGINAL MINUTES AS THEIR OWN. THE GRANTORS EXPRESSLY CONSENT TO THE PROCESSING OF THEIR PERSONAL DATA AND THE PURPOSE THAT THE DATA WILL BE GIVEN IN ACCORDANCE WITH THE PROVISIONS OF LAW 29733 AND ITS REGULATIONS.

[signature]	I HEREBY STATE FOR THE RECORD THAT IN GRANTING THIS PUBLIC DEED, MEASURES OF CONTROL AND DILIGENCE ON THE PREVENTION OF MONEY LAUNDERING HAVE BEEN TAKEN, INCLUDING THE IDENTIFICATION OF THE FINAL BENEFICIARY IN ACCORDANCE WITH PARAGRAPH K) OF ARTICLE 59 OF LEGISLATIVE DECREE No. 1049 OF THE NOTARY ACT, AS AMENDED BY LEGISLATIVE DECREE No. 1232. TO WHICH EVERYTHING I ATTEST. CARREÑO RUIZ GIANCARLO EDUARDO SIGNS, WITH FINGERPRINT, ON BEHALF OF SCOTIABANK PERU S.A.A. ON AUGUST SIXTEEN, TWO THOUSAND TWENTY-ONE; CARRILLO CLAVIJO PAULO ANDRE SIGNS, WITH FINGERPRINT, ON BEHALF OF SCOTIABANK PERU S.A. ON AUGUST TWENTY-FOUR, TWO THOUSAND TWENTY-ONE; ZAMORA LEON JESUS ANTONIO SIGNS, WITH FINGERPRINT, ON BEHALF OF ONCOSALUD S.A.C. ON AUGUST THIRTEEN, TWO THOUSAND TWENTY-ONE. AFTER THE SIGNING PROCESS, I, ALFREDO PAINO SCARPATI, NOTARY OF LIMA, SIGN THIS INSTRUMENT ON AUGUST TEN, TWO THOUSAND TWENTY-ONE.

IT IS A COPY OF THE PUBLIC DEED THAT IS INCLUDED IN MY NOTARIAL PROTOCOL ON AUGUST 13, 2021, ON PAGES 139592 - 139596V, AND I ISSUE THIS AT THE REQUEST OF THE INTERESTED PARTY, ACCORDING TO LAW.

Digitally signed document. See authenticity at https://iofesign.eom/#/verificar Cide a077c61902d8	[1.5.1.1.4.1.4] [EEP Third Addendum.pdf] [Page 8 of 7]